UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
September 6, 2005

PACIFIC ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	313345	68-0490580
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5900 Cherry Avenue Long Beach, CA 90805
(Address of principal executive office)

(562) 728-2800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

We are filing the balance sheet of Pacific Energy GP, LP (formerly Pacific Energy GP, Inc.) as of December 31, 2004, which is filed as Exhibit 99.2 to this Form 8-K, together with the related independent auditors’ report, which is filed as Exhibit 99.1 to this Form 8-K, each of which is incorporated by reference herein.  Pacific Energy GP, Inc. is the general partner of Pacific Energy Partners, L.P.

Additionally, we have included as an exhibit to this report the independent auditors’ consent to the incorporation by reference of their report in previously filed registration statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)                                  Exhibits.

23.1                        Independent Auditors’ Consent

99.1                        Independent Auditors’ Report dated August 1, 2005, on the Balance Sheet of Pacific Energy GP, LP (formerly Pacific Energy GP, Inc.) as of December 31, 2004

99.2                        Balance Sheet of Pacific Energy GP, LP (formerly Pacific Energy GP, Inc.) as of December 31, 2004

99.3                        Balance Sheet of Pacific Energy GP, LP (formerly Pacific Energy GP, Inc.) as of June 30, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PACIFIC ENERGY PARTNERS, L.P.

	By:	PACIFIC ENERGY GP, LP,
its general partner

	By:	PACIFIC ENERGY MANAGEMENT LLC,
by its general partner

	By:	/s/ GERALD A. TYWONIUK
Gerald A. Tywoniuk
Senior Vice President, Chief Financial Officer
and Treasurer

Dated: September 6, 2005

EXHIBIT INDEX

Exhibit Number	Description

23.1	Independent Auditors’ Consent.

99.1	Independent Auditors’ Report dated August 1, 2005 on the Balance Sheet of Pacific Energy GP, LP (formerly Pacific Energy GP, Inc.) as of December 31, 2004.

99.2	Balance Sheet of Pacific Energy GP, LP (formerly Pacific Energy GP, Inc.) as of December 31, 2004.

99.3	Balance Sheet of Pacific Energy GP, LP (formerly Pacific Energy GP, Inc.) as of June 30, 2005.